UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT
Capital Opportunities Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Long-term growth of capital

Net asset value June 30, 2012

Class IA: $16.44	Class IB: $16.34

Total return at net asset value

(as of 6/30/12)	Class IA shares*	Class IB shares*	Russell 2500 Index

6 months	6.71%	6.54%	8.31%

1 year	–6.72	–6.99	–2.29

5 years	1.85	0.56	6.02
Annualized	0.37	0.11	1.18

Life	120.95	115.86	138.43
Annualized	9.03	8.76	9.94

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Capital Opportunities Fund 1

Report from your fund’s manager

Could you describe the environment for small- and mid-cap stocks for the six months ended June 30, 2012?

In the first calendar quarter of 2012, small- and mid-cap stocks generally rose in value as investors became more comfortable putting money into riskier assets such as stocks. But with the renewal of macroeconomic fears in April, particularly with respect to concerns over European sovereign debt and flagging growth in China, small- and mid-caps suffered along with other areas of the global equity markets.

Which holdings or strategies did not perform well during the period?

Our stock selection in the health-care sector detracted from returns. Overall, the biotechnology industry performed well, but we had significantly less-than-benchmark exposure to the industry and so missed out on relative strength in this area. Energy stocks also proved to be a drag on returns. Lower natural gas prices and coal prices caused our energy-related stocks to suffer, including the portfolio’s positions among oil-well servicing companies. Expectations of an economic slowdown in China exacerbated the price declines, as global demand for energy-related commodities has increasingly become a function of China’s economic health.

Which holdings or strategies contributed the most to portfolio returns?

Lower fuel costs proved to be a double-edged sword for the portfolio during the period. Although our energy-related exposures tended to suffer because of the price declines, lower fuel costs helped some airlines and chemical companies perform well. In addition, we successfully avoided taking a hit from a consumer-spending pullback in the second calendar quarter; specifically, the portfolio’s exposure to some discount and specialty retailers boosted performance.

The fund has a sizeable weighting to the financials sector. What is your feeling about the sector overall?

We have established a benchmark-relative overweight to the industry because we believe the prospects for the sector are better than is commonly thought. More specifically, in our view, the market tends to think that banks will never achieve their former levels of profitability, but we believe banks can and will get creative about how to improve profitability going forward. We expect they will apply themselves in this area once some of the bad publicity connected with higher fees passes and as regulatory scrutiny and uncertainty diminishes. We also think that once credit quality stabilizes among banks, we could see significant consolidation and cost-cutting, which could prove to be a tailwind for the sector as a whole.

What is your outlook for the economy and markets for the remainder of 2012?

A slowdown in the U.S. recovery is already quite palpable. We have seen more negative earnings pre-announcements, and we believe this trend may continue for the balance of the year, given prevailing uncertainties and the looming “fiscal cliff” that threatens an unfavorable tax situation for investors and business owners alike. That said, we believe low interest rates should continue to support the business prospects of small- and mid-cap companies. For example, we see evidence that low rates have begun to fuel the nascent recovery in the housing market, where prices are stabilizing and sales trends have been positive on balance. If this continues, we believe that many of the industries connected to housing — from banks to appliance manufacturers — can potentially find a substantial source of strength.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Joseph P. Joseph joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Capital Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.52	$5.80	$4.42	$5.67

Ending value
(after expenses)	$1,067.10	$1,065.40	$1,020.49	$1,019.24

Annualized
expense ratio	0.88%	1.13%	0.88%	1.13%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Capital Opportunities Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value

Aerospace and defense (1.6%)
AeroVironment, Inc. † S	4,375	$115,106

Alliant Techsystems, Inc.	924	46,727

Ceradyne, Inc.	4,015	102,985

Cubic Corp.	2,555	122,844

Teledyne Technologies, Inc. †	1,680	103,572

		491,234
Air freight and logistics (0.2%)
HUB Group, Inc. Class A †	1,911	69,178

		69,178
Airlines (0.8%)
Allegiant Travel Co. †	1,530	106,610

Republic Airways Holdings, Inc. †	23,700	131,535

		238,145
Auto components (2.6%)
Autoliv, Inc. (Sweden) S	3,176	173,600

BorgWarner, Inc. † S	1,795	117,734

Superior Industries International, Inc. S	4,060	66,462

WABCO Holdings, Inc. †	9,080	480,595

		838,391
Beverages (0.2%)
Coca-Cola Bottling Co. Consolidated	1,055	67,815

		67,815
Biotechnology (0.4%)
Cubist Pharmaceuticals, Inc. †	3,766	142,769

		142,769
Capital markets (3.4%)
Affiliated Managers Group †	745	81,540

E*Trade Financial Corp. †	8,710	70,028

Federated Investors, Inc. Class B S	5,255	114,822

Jefferies Group, Inc.	13,830	179,652

Legg Mason, Inc.	3,425	90,317

SEI Investments Co.	16,200	322,218

Waddell & Reed Financial, Inc. Class A S	7,209	218,289

		1,076,866
Chemicals (3.9%)
American Vanguard Corp.	4,170	110,880

Ashland, Inc. S	1,755	121,639

Cytec Industries, Inc.	1,885	110,536

Eastman Chemical Co.	2,433	122,550

FMC Corp.	2,037	108,939

Innophos Holdings, Inc. S	2,995	169,098

International Flavors & Fragrances, Inc.	1,680	92,064

LSB Industries, Inc. †	960	29,674

Methanex Corp. (Canada)	4,565	127,090

Valspar Corp.	4,615	242,241

		1,234,711
Commercial banks (7.2%)
Bancorp, Inc. (The) †	38,169	360,697

Bond Street Holdings, LLC 144A Class A † F	3,695	79,443

City Holding Co.	2,075	69,907

City National Corp. S	3,030	147,197

Cullen/Frost Bankers, Inc. S	730	41,968

East West Bancorp, Inc.	19,016	446,115

First Citizens BancShares, Inc. Class A	1,347	224,478

International Bancshares Corp.	6,485	126,587

OmniAmerican Bancorp, Inc. †	4,660	99,864

Popular, Inc. (Puerto Rico) †	6,282	104,344

Sandy Spring Bancorp, Inc.	1,995	35,910

Signature Bank †	1,320	80,480

COMMON STOCKS (98.7%)* cont.	Shares	Value

Commercial banks cont.
SVB Financial Group †	1,726	$101,351

Union First Market Bankshares Corp.	4,964	71,730

Valley National Bancorp	12,201	129,331

Virginia Commerce Bancorp, Inc. †	8,895	74,985

Webster Financial Corp.	4,912	106,394

		2,300,781
Commercial services and supplies (1.5%)
Deluxe Corp. S	6,828	170,290

Portfolio Recovery Associates, Inc. †	1,395	127,308

R. R. Donnelley & Sons Co. S	15,445	181,788

		479,386
Communications equipment (1.9%)
ADTRAN, Inc. S	2,752	83,083

F5 Networks, Inc. †	1,830	182,195

Netgear, Inc. † S	4,230	145,977

Polycom, Inc. †	19,520	205,350

		616,605
Computers and peripherals (0.3%)
QLogic Corp. †	6,940	95,009

		95,009
Construction and engineering (1.3%)
Aecom Technology Corp. †	5,585	91,873

Chicago Bridge & Iron Co., NV (Netherlands)	5,855	222,256

Tutor Perini Corp. †	6,767	85,738

		399,867
Containers and packaging (0.8%)
Boise, Inc.	16,265	107,024

Sealed Air Corp.	5,150	79,516

Sonoco Products Co.	2,285	68,893

		255,433
Diversified consumer services (2.1%)
Apollo Group, Inc. Class A †	3,050	110,380

ITT Educational Services, Inc. † S	1,560	94,770

Sotheby’s Holdings, Inc. Class A S	11,115	370,796

Weight Watchers International, Inc.	1,860	95,902

		671,848
Diversified financial services (0.4%)
NBH Holdings Co. 144A Class A †	6,250	114,063

		114,063
Electric utilities (1.1%)
FirstEnergy Corp.	2,726	134,092

Pepco Holdings, Inc.	5,150	100,786

PNM Resources, Inc.	6,605	129,062

		363,940
Electrical equipment (2.8%)
AMETEK, Inc. S	4,944	246,755

AZZ, Inc. S	2,700	165,402

Hubbell, Inc. Class B	3,716	289,625

Regal-Beloit Corp. S	1,260	78,448

Roper Industries, Inc.	1,101	108,537

		888,767
Electronic equipment, instruments, and components (0.4%)
Dolby Laboratories, Inc. Class A †	2,920	120,596

		120,596
Energy equipment and services (2.7%)
Atwood Oceanics, Inc. † S	3,620	136,981

Basic Energy Services, Inc. †	6,080	62,746

Helix Energy Solutions Group, Inc. † S	7,430	121,926

Key Energy Services, Inc. † S	19,945	151,582

Oil States International, Inc. †	1,760	116,512

Parker Drilling Co. †	24,375	109,931

Superior Energy Services †	4,130	83,550

Unit Corp. †	2,215	81,711

		864,939

4 Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.7%)* cont.	Shares	Value

Food and staples retail (0.2%)
Nash Finch Co.	3,603	$77,392

		77,392
Food products (0.4%)
Fresh Del Monte Produce, Inc.	5,765	135,305

		135,305
Health-care equipment and supplies (1.8%)
Align Technology, Inc. † S	5,695	190,555

Cyberonics, Inc. † S	2,125	95,498

Hill-Rom Holdings, Inc.	5,180	159,803

SurModics, Inc. †	6,583	113,886

		559,742
Health-care providers and services (5.4%)
Amedisys, Inc. † S	13,866	172,632

AMN Healthcare Services, Inc. †	16,839	99,855

Chemed Corp. S	3,785	228,765

Coventry Health Care, Inc.	4,680	148,777

Health Net, Inc. †	4,355	105,696

Healthways, Inc. †	23,650	188,727

Kindred Healthcare, Inc. † S	15,830	155,609

LifePoint Hospitals, Inc. †	2,415	98,967

Molina Healthcare, Inc. † S	11,407	267,608

Omnicare, Inc. S	5,146	160,710

Universal American Corp. †	7,525	79,238

		1,706,584
Hotels, restaurants, and leisure (1.1%)
Cheesecake Factory, Inc. (The) †	10,920	349,003

		349,003
Household durables (2.7%)
CSS Industries, Inc.	2,170	44,594

Harman International Industries, Inc.	5,400	213,840

Helen of Troy, Ltd. (Bermuda) †	8,264	280,067

NVR, Inc. †	140	119,000

Tempur-Pedic International, Inc. †	2,395	56,019

Whirlpool Corp.	2,485	151,983

		865,503
Household products (0.6%)
Energizer Holdings, Inc. †	2,445	183,986

		183,986
Insurance (4.4%)
American Financial Group, Inc.	2,535	99,448

Amerisafe, Inc. †	1,457	37,809

Aspen Insurance Holdings, Ltd.	3,626	104,791

Endurance Specialty Holdings, Ltd. (Bermuda)	2,562	98,176

Hanover Insurance Group, Inc. (The)	4,707	184,185

HCC Insurance Holdings, Inc.	3,003	94,294

RenaissanceRe Holdings, Ltd.	1,425	108,314

Safety Insurance Group, Inc.	2,921	118,709

SeaBright Insurance Holdings, Inc.	3,899	34,662

Selective Insurance Group	8,164	142,135

Stancorp Financial Group	2,881	107,058

Validus Holdings, Ltd.	2,571	82,349

W.R. Berkley Corp.	4,500	175,140

		1,387,070
Internet software and services (1.7%)
IAC/InterActiveCorp.	4,495	204,972

Open Text Corp. (Canada) † S	3,915	195,359

ValueClick, Inc. †	8,870	145,379

		545,710
IT Services (2.7%)
Alliance Data Systems Corp. †	2,010	271,350

DST Systems, Inc.	3,375	183,296

COMMON STOCKS (98.7%)* cont.	Shares	Value

IT Services cont.
Global Payments, Inc.	3,460	$149,576

NeuStar, Inc. Class A †	7,520	251,168

		855,390
Leisure equipment and products (0.5%)
Polaris Industries, Inc. S	2,050	146,534

		146,534
Life sciences tools and services (1.3%)
Bio-Rad Laboratories, Inc. Class A †	2,350	235,024

Parexel International Corp. †	6,290	177,567

		412,591
Machinery (4.1%)
Actuant Corp. Class A S	11,485	311,933

AGCO Corp. †	2,725	124,614

EnPro Industries, Inc. † S	2,400	89,688

Gardner Denver, Inc.	1,842	97,460

Kennametal, Inc.	4,395	145,694

Manitowoc Co., Inc. (The) S	15,035	175,910

Oshkosh Corp. † S	9,125	191,169

Terex Corp. †	4,905	87,456

Woodward, Inc.	2,185	86,176

		1,310,100
Media (0.9%)
Gannett Co., Inc. S	13,190	194,289

Valassis Communications, Inc. † S	4,645	101,029

		295,318
Metals and mining (2.0%)
Cliffs Natural Resources, Inc. S	1,555	76,646

Coeur d’Alene Mines Corp. †	3,770	66,201

Compass Minerals International, Inc. S	1,155	88,103

Reliance Steel & Aluminum Co.	2,804	141,602

Steel Dynamics, Inc.	7,350	86,363

Walter Energy, Inc.	3,975	175,536

		634,451
Multiline retail (0.8%)
Dollar Tree, Inc. †	2,560	137,728

Saks, Inc. † S	9,468	100,834

		238,562
Multi-utilities (0.3%)
Black Hills Corp.	3,095	99,566

		99,566
Oil, gas, and consumable fuels (2.5%)
Berry Petroleum Co. Class A S	3,356	133,099

Cabot Oil & Gas Corp.	3,160	124,504

Contango Oil & Gas Co. † S	1,310	77,552

HollyFrontier Corp.	5,460	193,448

SM Energy Co.	1,245	61,142

Stone Energy Corp. † S	4,715	119,478

Whiting Petroleum Corp. †	2,416	99,346

		808,569
Paper and forest products (0.2%)
Domtar Corp. (Canada)	950	72,875

		72,875
Personal products (0.8%)
Inter Parfums, Inc.	14,775	255,164

		255,164
Pharmaceuticals (3.0%)
Endo Health Solutions, Inc. †	4,739	146,814

Impax Laboratories, Inc. †	11,625	235,639

Medicis Pharmaceutical Corp. Class A S	8,197	279,928

Par Pharmaceutical Cos., Inc. †	7,842	283,410

		945,791

Putnam VT Capital Opportunities Fund 5

COMMON STOCKS (98.7%)* cont.	Shares	Value

Professional services (2.5%)
Dun & Bradstreet Corp. (The) S	4,375	$311,369

Heidrick & Struggles International, Inc.	3,670	64,225

Towers Watson & Co. Class A	3,885	232,712

TrueBlue, Inc. †	12,364	191,395

		799,701
Real estate investment trusts (REITs) (5.2%)
DiamondRock Hospitality Co.	17,819	181,754

Entertainment Properties Trust	934	38,397

Hospitality Properties Trust	8,945	221,568

Kimco Realty Corp.	3,185	60,611

LaSalle Hotel Properties	8,410	245,067

LTC Properties, Inc.	3,351	121,574

Macerich Co. (The)	1,889	111,545

National Health Investors, Inc. S	1,984	101,025

National Retail Properties, Inc.	2,974	84,134

Omega Healthcare Investors, Inc.	7,238	162,855

Taubman Centers, Inc.	2,775	214,119

Ventas, Inc.	1,856	117,151

		1,659,800
Real estate management and development (0.9%)
Jones Lang LaSalle, Inc.	3,910	275,147

		275,147
Road and rail (0.2%)
Arkansas Best Corp.	4,379	55,175

		55,175
Semiconductors and semiconductor equipment (5.1%)
Advanced Micro Devices, Inc. † S	15,770	90,362

Cymer, Inc. † S	1,545	91,078

Intersil Corp. Class A	7,625	81,206

KLA-Tencor Corp.	2,070	101,948

Lam Research Corp. †	5,861	221,194

MKS Instruments, Inc.	4,250	122,953

Omnivision Technologies, Inc. † S	10,295	137,541

PMC — Sierra, Inc. †	21,315	130,874

RF Micro Devices, Inc. † S	23,110	98,218

Silicon Laboratories, Inc. † S	2,975	112,753

Skyworks Solutions, Inc. †	11,285	308,870

Teradyne, Inc. † S	9,305	130,828

		1,627,825
Software (4.5%)
ANSYS, Inc. † S	3,215	202,899

Autodesk, Inc. †	3,790	132,612

Blackbaud, Inc.	4,990	128,093

FactSet Research Systems, Inc. S	880	81,787

Fair Isaac Corp. S	4,285	181,170

Manhattan Associates, Inc. †	4,070	186,040

Progress Software Corp. †	4,700	98,089

Synopsys, Inc. †	5,592	164,573

TIBCO Software, Inc. †	5,325	159,324

Websense, Inc. †	5,835	109,290

		1,443,877
Specialty retail (3.4%)
Aaron’s, Inc.	2,900	82,099

Aeropostale, Inc. †	6,530	116,430

ANN, Inc. †	6,560	167,214

Buckle, Inc. (The) S	3,252	128,682

Cabela’s, Inc. †	7,455	281,874

Cato Corp. (The) Class A	3,293	100,305

Jos. A. Bank Clothiers, Inc. † S	4,707	199,859

		1,076,463

COMMON STOCKS (98.7%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (1.8%)
Crocs, Inc. †	5,685	$91,813

Jones Group, Inc. (The)	14,610	139,672

Maidenform Brands, Inc. †	4,804	95,696

Perry Ellis International, Inc. †	2,371	49,198

True Religion Apparel, Inc.	3,720	107,806

Wolverine World Wide, Inc. S	2,103	81,554

		565,739
Thrifts and mortgage finance (1.1%)
Kaiser Federal Financial Group, Inc.	11,281	166,733

Provident New York Bancorp	22,534	171,033

		337,766
Tobacco (0.2%)
Universal Corp. S	1,704	78,946

		78,946
Trading companies and distributors (0.8%)
Applied Industrial Technologies, Inc. S	4,328	159,487

MSC Industrial Direct Co., Inc. Class A	1,310	85,871

		245,358

Total common stocks (cost $25,981,980)		$31,381,346

SHORT-TERM INVESTMENTS (20.7%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	6,101,088	$6,101,088

Putnam Money Market Liquidity Fund 0.12% [e]	475,042	475,042

Total short-term investments (cost $6,576,130)		$6,576,130

Total investments (cost $32,558,110)		$37,957,476

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $31,784,693.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6 Putnam VT Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$5,047,361	$—	$—

Consumer staples	798,608	—	—

Energy	1,673,508	—	—

Financials	6,957,987	193,506	—

Health care	3,767,477	—	—

Industrials	4,976,911	—	—

Information technology	5,305,012	—	—

Materials	2,197,470	—	—

Utilities	463,506	—	—

Total common stocks	31,187,840	193,506	—

Short-term investments	475,042	6,101,088	—

Totals by level	$31,662,882	$6,294,594	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 7

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $6,171,158 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $25,981,980)	$31,381,346

Affiliated issuers (identified cost $6,576,130) (Notes 1 and 5)	6,576,130

Dividends, interest and other receivables	31,960

Receivable for shares of the fund sold	1,100

Total assets	37,990,536

Liabilities

Payable for shares of the fund repurchased	24,350

Payable for compensation of Manager (Note 2)	16,176

Payable for investor servicing fees (Note 2)	3,370

Payable for custodian fees (Note 2)	2,896

Payable for Trustee compensation and expenses (Note 2)	31,341

Payable for administrative services (Note 2)	62

Payable for distribution fees (Note 2)	2,987

Collateral on securities loaned, at value (Note 1)	6,101,088

Other accrued expenses	23,573

Total liabilities	6,205,843

Net assets	$31,784,693

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$29,020,038

Undistributed net investment income (Note 1)	37,719

Accumulated net realized loss on investments (Note 1)	(2,672,430)

Net unrealized appreciation of investments	5,399,366

Total — Representing net assets applicable to capital shares outstanding	$31,784,693

Computation of net asset value Class IA

Net assets	$16,768,401

Number of shares outstanding	1,020,248

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.44

Computation of net asset value Class IB

Net assets	$15,016,292

Number of shares outstanding	918,918

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.34

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Capital Opportunities Fund

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $215)	$215,854

Interest (including interest income of $404 from investments in affiliated issuers) (Note 5)	404

Securities lending (Note 1)	9,907

Total investment income	226,165

Expenses

Compensation of Manager (Note 2)	107,538

Investor servicing fees (Note 2)	16,925

Trustee compensation and expenses (Note 2)	1,295

Administrative services (Note 2)	577

Distribution fees — Class IB (Note 2)	20,022

Auditing	15,415

Other	6,524

Total expenses	168,296

Expense reduction (Note 2)	(2,134)

Net expenses	166,162

Net investment income	60,003

Net realized gain on investments (Notes 1 and 3)	686,645

Net unrealized appreciation of investments during the period	1,341,786

Net gain on investments	2,028,431

Net increase in net assets resulting from operations	$2,088,434

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Increase (decrease) in net assets

Operations:

Net investment income	$60,003	$186,412

Net realized gain on investments	686,645	1,072,371

Net unrealized appreciation (depreciation) of investments	1,341,786	(3,762,203)

Net increase (decrease) in net assets resulting from operations	2,088,434	(2,503,420)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(116,560)	(68,327)

Class IB	(58,841)	(23,095)

Increase in capital from settlement payments (Note 7)	—	40

Decrease from capital share transactions (Note 4)	(1,830,208)	(2,510,785)

Total increase (decrease) in net assets	82,825	(5,105,587)

Net assets:

Beginning of period	31,701,868	36,807,455

End of period (including undistributed net investment income of $37,719 and $153,117, respectively)	$31,784,693	$31,701,868

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$15.50	.04	1.01	1.05	(.11)	—	(.11)	—	$16.44	6.71*	$16,768	.44*	.24*	12*

12/31/11	16.52	.10[e]	(1.06)	(.96)	(.06)	—	(.06)	—[f,g]	15.50	(5.88)	16,392	.94[h]	.63[e,h]	35

12/31/10	12.78	.07	3.73	3.80	(.06)	—	(.06)	—	16.52	29.83	18,737.93		.50	29

12/31/09	8.86	.06	3.95	4.01	(.09)	—	(.09)	—	12.78	45.98	11,883	.93[h]	.57[h]	47

12/31/08	14.50	.09	(4.93)	(4.84)	(.11)	(.69)	(.80)	—[f,i]	8.86	(35.02)	9,013	.98[h]	.74[h]	97

12/31/07	17.15	.09	(1.52)	(1.43)	(.03)	(1.19)	(1.22)	—	14.50	(9.29)	18,728	.91[h]	.57[h]	82

Class IB

6/30/12†	$15.39	.02	.99	1.01	(.06)	—	(.06)	—	$16.34	6.54*	$15,016	.56*	.11*	12*

12/31/11	16.41	.06[e]	(1.06)	(1.00)	(.02)	—	(.02)	—[f,g]	15.39	(6.11)	15,310	1.19[h]	.37[e,h]	35

12/31/10	12.70	.03	3.72	3.75	(.04)	—	(.04)	—	16.41	29.54	18,071	1.18	.24	29

12/31/09	8.79	.03	3.94	3.97	(.06)	—	(.06)	—	12.70	45.62	14,452	1.18[h]	.33[h]	47

12/31/08	14.38	.06	(4.89)	(4.83)	(.07)	(.69)	(.76)	—[f,i]	8.79	(35.18)	10,806	1.23[h]	.50[h]	97

12/31/07	17.04	.05	(1.52)	(1.47)	—	(1.19)	(1.19)	—	14.38	(9.55)	18,801	1.16[h]	.32[h]	82

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class IA	$0.06	0.34%

Class IB	0.05	0.33

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

12/31/11	0.04%

12/31/09	0.21

12/31/08	0.17

12/31/07	0.07

i Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Capital Opportunities Fund

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT Capital Opportunities Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund’s objective is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $6,171,158 and the fund received cash collateral of $6,101,088.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate

Putnam VT Capital Opportunities Fund 11

plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2011, the fund had a capital loss carryover of $3,128,015 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$2,836,989	$—	$2,836,989	12/31/16

291,026	—	291,026	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $32,699,080, resulting in gross unrealized appreciation and depreciation of $7,509,995 and $2,251,599, respectively, or net unrealized appreciation of $5,258,396.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 54.6% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $18 under the expense offset arrangements and by $2,116 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $28, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

12 Putnam VT Capital Opportunities Fund

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,063,058 and $6,011,950, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	92,744	$1,598,226	332,655	$5,694,992	51,159	$883,900	211,202	$3,529,087

Shares issued in connection with
reinvestment of distributions	6,530	116,560	3,785	68,327	3,313	58,841	1,286	23,095

	99,274	1,714,786	336,440	5,763,319	54,472	942,741	212,488	3,552,182

Shares repurchased	(136,479)	(2,281,846)	(413,183)	(6,579,061)	(130,217)	(2,205,889)	(318,759)	(5,247,225)

Net decrease	(37,205)	$(567,060)	(76,743)	$(815,742)	(75,745)	$(1,263,148)	(106,271)	$(1,695,043)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $404 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,473,880 and $3,410,159, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $31 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT Capital Opportunities Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

14 Putnam VT Capital Opportunities Fund

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December  31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the

Putnam VT Capital Opportunities Fund 15

following quartiles of its Lipper Inc. peer group (Lipper (VP Underlying Funds) — Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

4th	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 140, 128 and 110 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three- and five-year periods ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was primarily due to the fact that the portfolio managers’ valuation process indicated that economically sensitive sectors had valuations that were generally more attractive than those in more defensive sectors. As a result, the fund emphasized investments in economically sensitive sectors. However, in 2011, these sectors underperformed as investors fled to defensive sectors in response to the European sovereign debt crisis, fears of economic slow-down in the United States and China, and other macro events.

The Trustees considered that, although the fund had not performed well in 2011, the fund ranked in the first and second quartile, respectively, for the three- and five-year periods ended December 31, 2011, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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20 Putnam VT Capital Opportunities Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Putnam VT Capital Opportunities Fund 21

This report has been prepared for the shareholders	H501
of Putnam VT Capital Opportunities Fund.	275823 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012